Exhibit 3.1

                MICHIGAN DEPARTMENT OF LABOR & ECONOMIC GROWTH
                         BUREAU OF COMMERCIAL SERVICES

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
Date Received                                        (FOR BUREAU USE ONLY)
MAR 17  2005                                         This document is effective on the date filed, unless a
                                                     subsequent effective date within 90 days after received date is stated in the document.
517-663-2525 Ref # 50784
Attn:  Cheryl J. Bixby                               FILED
MICHIGAN RUNNER SERVICE                              MAR 18  2005
P.O. Box 266                                         Administrator
Eaton Rapids, MI 48827                               BUREAU OF COMMERCIAL SERVICES

Document will be returned to the name and            EFFECTIVE DATE:
address you enter above.  If left blank
document will be mailed to the registered office.                                                        B16 - 54L
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                           ARTICLES OF ORGANIZATION
                For use by Domestic Limited Liability Companies
            (Please read information and instructions on last page)

     Pursuant to the provisions of Act 23, Public Acts of 1993, the undersigned execute the following Articles:

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
ARTICLE I

The name of the limited liability company is:      DaimlerChrysler Financial Services Americas LLC
                                             --------------------------------------------------------------------

ARTICLE II

The purpose or purposes for which the limited liability company is formed is to engage in any activity within the purposes for which a limited liability company may be formed under the Limited Liability Company Act of Michigan.

ARTICLE III

The duration of the limited liability company if other than perpetual is: ______________________

ARTICLE IV

1. The street address of the location of the registered office is:

              30600 Telegraph Road                    Bingham Farms,            Michigan             48025
   --------------------------------------------------------------------------                  ------------------
                (Street Address)                          (City)                                  (ZIP Code)

2. The mailing address of the registered office if different than above:

                                                                                Michigan
   --------------------------------------------------------------------------                  ------------------
          (Street Address or P.O. Box)                    (City)                                  (ZIP Code)

3. The name of the resident agent at the registered office is:  The Corporation Company
                                                                -------------------------------------------------
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ARTICLE V  (Insert any desired additional provision authorized by the Act;
attach additional pages if needed.)

The business of the limited liability company is to be managed by managers instead of by its members.

                              Signed this 16th day of March, 2005

                              By  /s/ Steven C. Poling
                                  --------------------------------------------
                                       (Signature(s) of Organizer(s))
                                  Steven C. Poling
                                  --------------------------------------------
                                       (Type or Print Name(s) of Organizer(s))

                MICHIGAN DEPARTMENT OF LABOR & ECONOMIC GROWTH
                         BUREAU OF COMMERCIAL SERVICES

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
Date Received                                        (FOR BUREAU USE ONLY)
MAY 04 2005                                          This document is effective on the date filed, unless a
                                                     subsequent effective date within 90 days after received date is stated in the document.

6357731  SO                                          FILED
The Corporation Company                              MAY 04  2005
30600 Telegraph Rd Ste. 2345                         Administrator
Bingham Farms, MI  48025                             BUREAU OF COMMERCIAL SERVICES

Document will be returned to the name and            EFFECTIVE DATE:
address you enter above.  If left blank              DECEMBER 31, 2010
document will be mailed to the registered office.
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                          CERTIFICATE OF ASSUMED NAME
 For use by Corporations, Limited Partnerships and Limited Liability Companies
          (Please read information and instructions on reverse side)

      Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), Act 162, Public Acts of 1982 (nonprofit corporations), Act 213,
  Public Acts of 1982 (limited partnerships), or Act 23, Public Acts of 1993 (limited liability companies), the corporation, limited partnership, or limited liability company in item one executes the following Certificate:



1. The name of the corporation, limited partnership, or limited liability company is:

                DaimlerChrysler Financial Services Americas LLC
     --------------------------------------------------------------------------

2.   The identification number assigned by the Bureau is:  B1654L
                                                           --------------------

3.   The assumed name under which business is to be transacted is:

                            Mercedes-Benz Financial
     --------------------------------------------------------------------------

4.   The document is hereby signed as required by the Act.



 COMPLETE ITEM 5 ON LAST PAGE IF THIS NAME IS ASSUMED BY MORE THAN ONE ENTITY

                          Signed this 28th day of April, 2005

                          By  /s/ Paul E. Knauss
                              ------------------------------------------------
                                              (Signature)
                           Paul E. Knauss               Manager
                           --------------------------   ----------------------
                                (Type or Print Name)    (Type or Print Title)

                          ----------------------------------------------------
                          (Limited Partnerships Only - Indicate Name of General Partner if the General Partner is a corporation or other entity)




                MICHIGAN DEPARTMENT OF LABOR & ECONOMIC GROWTH
                         BUREAU OF COMMERCIAL SERVICES

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
Date Received                                        (FOR BUREAU USE ONLY)
MAY 25 2005                                          This document is effective on the date filed, unless a
                                                     subsequent effective date within 90 days after received date is stated in the document.

6365050  SO                                          FILED
CT Corporation                                       MAY 25  2005
30600 Telegraph Rd.                                  Administrator
Suite 2345                                           BUREAU OF COMMERCIAL SERVICES
Bingham Farms, MI  48025


Document will be returned to the name and            EFFECTIVE DATE:
address you enter above.  If left blank              DECEMBER 31, 2010
document will be mailed to the registered office.

                          CERTIFICATE OF ASSUMED NAME
 For use by Corporations, Limited Partnerships and Limited Liability Companies
          (Please read information and instructions on reverse side)

      Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), Act 162, Public Acts of 1982 (nonprofit corporations), Act
  213, Public Acts of 1982 (limited partnerships), or Act 23, Public Acts of
   1993 (limited liability companies), the corporation, limited partnership, or limited liability company in item one executes the following Certificate:



1. The name of the corporation, limited partnership, or limited liability company is:

                DaimlerChrysler Financial Services Americas LLC
     --------------------------------------------------------------------------

2.   The identification number assigned by the Bureau is:  B1654L
                                                           --------------------

3.   The assumed name under which business is to be transacted is:

                        DaimlerChrysler Truck Financial
     --------------------------------------------------------------------------

4.   The document is hereby signed as required by the Act.



 COMPLETE ITEM 5 ON LAST PAGE IF THIS NAME IS ASSUMED BY MORE THAN ONE ENTITY

                               Signed this 11th day of May, 2005

                               By  /s/ Paul E. Knauss
                                  ---------------------------------------------
                                                (Signature)
                               Paul E. Knauss             Manager
                               ------------------------   ---------------------
                                  (Type or Print Name)    (Type or Print Title)

                               ------------------------------------------------
                               (Limited Partnerships Only - Indicate Name of General Partner if the General Partner is a corporation or other entity)